EXHIBIT 99.2

Third Quarter 202 2 Financial Results November 9 , 202 2 Exhibit 99.2

2 Welcome and Participants Dr. Jeffrey Graves President & Chief Executive Officer Michael Turner Executive Vice President & Chief Financial Officer Andrew Johnson Executive Vice President & Chief Legal Officer Russell Johnson Vice President, Treasury & Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345

Certain statements made in this presentation that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our Quarterly Reports on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC . These are available at www . SEC . gov . 3 Forward Looking Statements

Dr. Jeffrey Graves President & Chief Executive Officer 4

5 Current Business Environment • 3D Systems Q3 - 2022 results were solid across most business lines • Softer dental market demand as expected • Macro environment still volatile and challenging • Reorganized 3D Systems now focusing on • Operational excellence • Investing for growth and profitability

6 Third Quarter 2022 Highlights • YoY revenue growth after excluding divestitures and in constant currency • Total company: 2.7% • Industrial: 9.0% • Healthcare: (3.5)% • Strong U.S. Dollar continued to be a headwind • Industrial Solutions • Solid Americas demand in energy and space applications • Healthcare Solutions • Strong medical device business • Decline in dental market sales driven by macro factors • Updating FY 2022 guidance to significantly tighten the revenue range and to improve the outlook for Non - GAAP Operating Expenses

Commercial Update 7 Acquisition closed October 2022 Success in Metals Applications Advanced Technology New Materials Figure 4 Tough Clear DuraForm PAx Black CuNi30 Alloy RF Patch Antennas Satellite Components Medical Devices

Systemic Bio

systemic BIO™
a 3D Systems company

Formation announced September 2022

Focused on the development of 3D printed vascularized organ models made from of hydrogels & human cells to accelerate drug discovery

Systemic Bio's Unique Tissue Chip Technology: *h-VIOS*
Human Vascularized Integrated Organ Systems

h-VIOS tissue vasculature custom designed to sustain human cells for testing



Bioprinted Tissue With Vasculature
3D Printed Chip Cartridge

h-VIOS$_{32}$ combines multiple print technologies to create high-throughput offering for pharma customers

Systemic Bio: Key Differentiators

systemicBIO™
a 3D Systems company

Tissue vasculature is essential for cell survival (nutrient delivery & waste removal)

In drug discovery, it offers a much more effective mechanism for drug delivery

3D Systems bioprinting technology solves a decades-long tissue engineering challenge

The Solution: *h-VIOS*

- *3D tissue using human cells*
- *Ability to mass create any 3D vascular design using production-scale 3D Systems bioprinting platform*
- *3D vascularized tissue using biomaterials enhances tissue function compared to traditional silicon or glass organs-on-chips*

Microvascular structure in h-VIOS printed tissue



Scale bar: 2000 µm

Human cells survive up to 28 days in h-VIOS biomaterials


200 µm

Scale bar: 200 µm

Software Update

OQTON

Oqton Manufacturing OS
+
3D Systems legacy software

Independent w/in 3D Systems

Available to entire 3D industry

Fast growing

Most complete SW offering

Software Functionality

✓ Robust — Limited ★ Oqton Partnership Target ✗ None

		OQTON Suite	Customer DIY of Point Solutions	CAD Vendors	HW-Specific SW
Design	Part Identification	★	✓	✗	✗
	eCommerce/Catalog	★	✓	✗	✗
	Design, Redesign, DfAM	✓	✓	✓	✗
Prep	Job Preparation	✓	✓	✓	✓
	Simulation	✓	✓	✗	✗
Production	Workflow Management	✓	✓	✗	–
	Reporting	✓	–	✗	–
	Traceability	✓	–	✗	–
	Quality	✓	–	✗	✗
Operations	Security/Encryption	✓	–	✗	✗
	Integration	✓	✗	–	–
	Vendor/Process Agnostic	✓	–	✓	✗

Michael Turner Chief Financial Officer 11

12 Q3 Summary • Q3 revenues decreased 15.3% year over year • Q3 revenues excluding divestitures and in constant currency increased 2.7% • Solid performance across most of business • Decline in dental market revenue • GAAP loss per share of ($0.30), includes ($0.08) from non - recurring legal & other settlements • Non - GAAP loss per share* of ($0.05) vs $0.05 in Q3 2021. Decreased YoY due to: • Input cost inflation • Continued investments in R&D and infrastructure to support future growth * See Appendix for reconciliation of GAAP and non - GAAP net loss per share.

13 Revenue by Segment (Excluding Divestitures) $ in millions $68.0 $68.1 Q3 2021 Q3 2022 Industrial Revenue Q3 YoY +0.1% $68.7 $64.2 Q3 2021 Q3 2022 Healthcare Revenue Q3 YoY Slowdown in growth driven by softer demand in dental markets. - 3.5% decline in constant currency Seventh consecutive quarter of year - over - year growth. 9.0% growth in constant currency - 6.6%

14 Gross Profit Margin 41% 44% 40% 38% 40% 30% 35% 40% 45% 50% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q3 2022 vs. Q3 2021 • Increase in component costs and freight • Impact of divestitures • Small impact from mix Q3 2022 vs Q2 2022 • Full run rate impact of price increases announced earlier in the year • Early benefit of bringing some of our outsourced printer production back in house during Q3

15 Non - GAAP Operating Expenses (Excluding Divestitures) $49.3 $54.3 $57.8 $ 60.9 $58.3 $0 $20 $40 $60 $80 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $ in millions Non - GAAP excluding divestitures R&D SG&A See appendix for a reconciliation of non - GAAP operating expenses excluding divestitures . Q3 2022 vs. Q3 2021 • Acquisition opex • Increased R&D to enhance product portfolio • Investing in infrastructure

16 $11.6 $17.9 $1.9 $(2.6) $(0.3) 8.4% 11.9% 1.4% - 1.9% - 0.2% -10% -5% 0% 5% 10% 15% 20% -$10 $0 $10 $20 $30 $40 $50 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Adj. EBITDA Adj. EBITDA Margin % Adjusted EBITDA & Adjusted EBITDA Margin % Adj. EBITDA Margin % is defined as non - GAAP Operating Income excluding divestitures plus Depreciation divided by Revenue See appendix for a reconciliation of Non - GAAP Operating Income and Adjusted EBITDA. Q3 2022 vs Q3 2021 • Impact from acquired businesses, most are in development stage or early commercialization • Increased input costs • Investments in R&D and Infrastructure

17 Strong Balance Sheet • Ended the quarter with $ 609.4 million dollars of cash and short - term investments on hand • We have sufficient cash to support organic growth, including in regenerative medicine • Invested $84.7 million in acquisitions and investments in first nine months of 2022 • Current focus is on operational execution and integration of recent acquisitions

18 Revising FY 2022 Outlook Non - GAAP Operating Expenses between $245 million and $250 million Revenue between $530 million and $570 million Non - GAAP Gross Margins between 39% and 41% Non - GAAP Operating Expenses between $240 million and $245 million Revenue between $535 million and $545 million Non - GAAP Gross Margins between 39% and 41% FY 2022 Outlook as of August 9, 2022 November 9, 2022

19 Q&A Session 1 - 201 - 689 - 8345

Dr. Jeffrey Graves President & Chief Executive Officer 20

21 Thank You Find out more at: www.3dsystems.com

©202 2 3D Systems, Inc. | All Rights Reserved. Appendix

23 Presentation of Information 3 D Systems reports its financial results in accordance with GAAP . Management also reviews and reports certain non - GAAP measures, including : non - GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non - GAAP Gross profit, non - GAAP Gross profit margin, non - GAAP Operating expenses, non - GAAP Operating (loss)/income, non - GAAP Interest and other income/(expense), net, non - GAAP Net income (loss), non - GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin . These non - GAAP measures exclude certain special items that management does not view as part of 3 D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results . Management believes that the non - GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period - over - period results . Additionally, management uses the non - GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets . 3 D Systems’ non - GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies . These non - GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP . A reconciliation of GAAP to non - GAAP financial measures is provided in the accompanying schedules in the Appendix . 3 D Systems does not provide forward - looking guidance for certain measures on a GAAP basis . The company is unable to provide a quantitative reconciliation of forward - looking non - GAAP gross profit margins and non - GAAP operating expenses to the most directly comparable forward - looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock - compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate . These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially .

Non - GAAP Reconciliation – Quarter Ended Sept. 30, 2021 (Unaudited) 24

Non - GAAP Reconciliation – Quarter Ended Dec. 31, 2021 (Unaudited) 25

Non - GAAP Reconciliation – Quarter Ended March 31, 2022 (Unaudited) 26

Non - GAAP Reconciliation – Quarter Ended June 30, 2022 (Unaudited) 27

Non - GAAP Reconciliation – Quarter Ended September 30, 2022 (Unaudited) 28

Non - GAAP Operating Income to Adjusted EBITDA Reconciliation 29 (in millions) Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Revenue - 2021 excludes revenue from divestiture 136.7$ 150.9$ 133.0$ 140.0$ 132.3$ Non-GAAP Operating (loss) income 6.0 12.3 (3.9) (7.6) (5.5) Depreciation 5.6 5.6 5.8 5.0 5.2 Adjusted EBITDA 11.6$ 17.9$ 1.9$ (2.6)$ (0.3)$ Adjusted EBITDA Margin 8.4% 11.9% 1.4% (1.9)% (0.2)% (1) Amounts in table may not foot due to rounding and percent changes have been calculated based on rounded amounts.

Reconciliation of Revenue to Non - GAAP Revenue (1) (in Millions, Unaudited) 30 (1) Amounts in table may not foot due to rounding and percent changes have been calculated based upon rounded amounts (2) To assist in the analysis of the Company’s revenue trends, the company estimated the impact of foreign exchange on year over year revenue growth by recasting revenue, excluding divestitures, for the three and nine months ended September 30 , 2021 by applying the foreign exchange rates used to translate 2021 non - US functional currency revenue to 2022 non - US functional currency revenue . (3) FX effect is the estimated impact on “as reported” net revenue due to changes in foreign currency exchange rates

31 Reconciliation of Revenue to Non - GAAP Revenue (1) (in Millions, Unaudited) (1) Amounts in table may not foot due to rounding and percent changes have been calculated based upon rounded amounts (2) To assist in the analysis of the Company’s revenue trends, the company estimated the impact of foreign exchange on year over year revenue growth by recasting revenue, excluding divestitures, for the three and nine months ended September 30 , 2021 by applying the foreign exchange rates used to translate 2021 non - US functional currency revenue to 2022 non - US functional currency revenue . (3) FX effect is the estimated impact on “as reported” net revenue due to changes in foreign currency exchange rates